                                                                   Exhibit 10.10

                           Technical Support Contract*

Project Name: Supervision "Three-Happiness" products

Entrust Party: Harbin Three-Happiness Bioengineering Co., Ltd. (referred "Party A")

Service provider: Medical Plants Research Institute under the Chinese Academy of Medical Sciences (referred "Party B")

In order to develop Chinese medicine further and ensure the good quality of Chinese medicine product, as well expand international marketplace, both parties agrees to sign this contract after discussion together, subject to "technology contract law of PRC.

Part I. Service content, method and requirements

1. Party B is responsible to supervise "Three Happiness " brand product made by Party A. In order to keep a good product quality, Party B is responsible to do mass detection aperiodically.

2.   The product are printed "supervised by Party B" on its package.

3. Party A can't use product packages marked "supervised by Party B" before deliver press proof to Party B and get its approval in advance.

Part II. work condition and cooperation

1. Party A is responsible to provide Party B related technology information regarding Three Happiness brand product.

2.   Party A must arrange to manufacture under technical requirements

3.   Party B must be confidential to technical information provided by Party A.

4. Party B will send technicians to do quality detection for Party A's products.

5. Party B is only responsible for Three happiness brand products, not for other brand products. If supervise other kind of product, then service compensation will increase accordingly.

Part III. Term and method

The term for supervision Three Happiness Brand product of Party A is five years. This Contract will expire five years later since signing this contract.

Part IV. Compensation and how to pay

1. Party A will pay 50,000 Yuan to Party B every year for its service and pay up at one time before December 30 every year.

2. Party A burdens travel fees and quality defection fee for technicians from Party B

Part V. Penalty

Both parties have to obey these items expressed in this contract, if any party breach this contract, then he should burden accordi obligations caused by breaching contract subject to No. 98 Rule and No. 99 Rule in implementation regulation of technology contract law.

Part VI. Settlement towards dispute

Both parties should discuss to solve disagreement when disputes occurs. On the other hand, may turn to Arbitration committee or court to solve disagreements.

Part VII. make revision and termination

1. Both parties may discuss and solve new problems which are not expressed here.

2.   Only parties agree unanimous, can revision be done.

3. This agreement can be terminated if both parties agree to abolish after discussion.

Part VIII. This contract is written in four copies, each party keeps two copies.

Signature:
  Party A:
        Harbin Three-Happiness  Bioengineering Co., Ltd. (referred "Party A")

  Party B: Medical Plants Research Institute under the Chinese Academy of
     Medical Sciences
        Date: September 10, 1999


*Translation from Chinese original

                                                                   Exhibit 10.10

                           Technical Support Contract*

Project Name: Supervision "Three-Happiness" products

Entrust Party: Harbin Three-Happiness Bioengineering Co., Ltd. (referred "Party A")

Service provider: Medical Plants Research Institute under the Chinese Academy of Medical Sciences (referred "Party B")

In order to develop Chinese medicine further and ensure the good quality of Chinese medicine product, as well expand international marketplace, both parties agrees to sign this contract after discussion together, subject to "technology contract law of PRC.

Part I. Service content, method and requirements

1. Party B is responsible to supervise "Three Happiness " brand product made by Party A. In order to keep a good product quality, Party B is responsible to do mass detection aperiodically.

2.   The product are printed "supervised by Party B" on its package.

3. Party A can't use product packages marked "supervised by Party B" before deliver press proof to Party B and get its approval in advance.

Part II. work condition and cooperation

1. Party A is responsible to provide Party B related technology information regarding Three Happiness brand product.

2.   Party A must arrange to manufacture under technical requirements

3.   Party B must be confidential to technical information provided by Party A.

4. Party B will send technicians to do quality detection for Party A's products.

5. Party B is only responsible for Three happiness brand products, not for other brand products. If supervise other kind of product, then service compensation will increase accordingly.

Part III. Term and method

The term for supervision Three Happiness Brand product of Party A is five years. This Contract will expire five years later since signing this contract.

Part IV. Compensation and how to pay

1. Party A will pay 50,000 Yuan to Party B every year for its service and pay up at one time before December 30 every year.

2. Party A burdens travel fees and quality defection fee for technicians from Party B

Part V. Penalty

Both parties have to obey these items expressed in this contract, if any party breach this contract, then he should burden accordi obligations caused by breaching contract subject to No. 98 Rule and No. 99 Rule in implementation regulation of technology contract law.

Part VI. Settlement towards dispute

Both parties should discuss to solve disagreement when disputes occurs. On the other hand, may turn to Arbitration committee or court to solve disagreements.

Part VII. make revision and termination

1. Both parties may discuss and solve new problems which are not expressed here.

2.   Only parties agree unanimous, can revision be done.

3. This agreement can be terminated if both parties agree to abolish after discussion.

Part VIII. This contract is written in four copies, each party keeps two copies.

Signature:
  Party A:
        Harbin Three-Happiness  Bioengineering Co., Ltd. (referred "Party A")

  Party B: Medical Plants Research Institute under the Chinese Academy of
     Medical Sciences
        Date: September 10, 1999


*Translation from Chinese original